                                                                EXHIBIT 24 (CEI)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------
                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                  -------------------------------------------




         The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 3rd day of March, 1995.





                                                ROBERT J. FARLING
                                         ---------------------------------
                                                Robert J. Farling
                                         Chairman, Chief Executive Officer
                                                    and Director





Signed and acknowledged in the presence of:       J. T. PERCIO
                                           ---------------------------

                                                                EXHIBIT 24 (CEI)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------
                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                  -------------------------------------------




         The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 3rd day of March, 1995.





                                                  GARY R. LEIDICH
                                      ------------------------------------------
                                                  Gary R. Leidich
                                      Vice President and Chief Financial Officer





Signed and acknowledged in the presence of:     J. T. PERCIO
                                           -------------------------

                                                                EXHIBIT 24 (CEI)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------
                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                  -------------------------------------------




         The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 24th day of Feb., 1995.





                                                         E. LYLE PEPIN
                                                         -------------
                                                         E. Lyle Pepin
                                                           Controller





Signed and acknowledged in the presence of:       RUTH A. HARNER
                                           ----------------------------

                                                                EXHIBIT 24 (CEI)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------
                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                  -------------------------------------------




         The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 3rd day of March, 1995.





                                             MURRAY R. EDELMAN
                                           ----------------------
                                             Murray R. Edelman
                                           President and Director





Signed and acknowledged in the presence of:       J. T. PERCIO
                                           ---------------------------

                                                                EXHIBIT 24 (CEI)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------
                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                  -------------------------------------------




         The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 2 day of March, 1995.





                                                FRED J. LANGE, JR.
                                           ---------------------------
                                                Fred J. Lange, Jr.
                                           Vice President and Director





Signed and acknowledged in the presence of:       KENDRA STANO
                                           -------------------------